BISHOP STREET FUNDS
Bishop Street Treasury Money Market Fund
Supplement dated June 30, 2009
to the
Prospectus and Statement of Additional Information
dated April 30, 2009
This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.
Liquidation of the Fund
On June 24, 2009, at the recommendation of Bishop Street Capital Management (the “Adviser”), the investment adviser of the Bishop Street Treasury Money Market Fund (the “Fund”), the Board of Trustees of The Bishop Street Funds (“Board of Trustees”) approved the liquidation of the Fund. Effectively immediately, the Fund is closed to new shareholders.
The Fund is expected to liquidate on or about July 31, 2009. Prior to the Fund’s date of liquidation (“Liquidation Date”), Fund shareholders may redeem (sell) their shares in the manner described in the prospectuses under “How to Sell Your Fund Shares.” If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date.
In anticipation of the Fund’s liquidation, the Adviser may manage the Fund in a manner intended to raise cash in order to facilitate the orderly liquidation of the Fund. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective during this time.
The liquidation distribution to shareholders will be treated as a payment in exchange for their shares. You should consult your personal tax advisor concerning your particular tax situation.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
BSF-SK-005-0100